SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017

WABASH NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10883	52-1375208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Sagamore Parkway South Lafayette, Indiana	47905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 771-5300

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 INFORMATION TO BE INCLUDED IN THE REPORT

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

Wabash National Corporation (“the Company”) announces that Dustin T. Smith has been appointed as Senior Vice President and Group President, Commercial Trailer Products effective October 1, 2017. In this role, Mr. Smith will assume primary responsibility for all activities of the Company’s Commercial Trailer Products segment. Mr. Smith previously served as Senior Vice President and General Manager, Commercial Trailer Products, since October 2016. He joined Wabash National in 2007 and has held a number of positions with increasing responsibility, including Director of Finance and Vice President of Manufacturing, Commercial Trailer Products. Prior to Wabash National, from 2000 to 2007, Mr. Smith held various positions at Ford Motor Company across both product development and manufacturing divisions.

Additionally, Kevin J. Page has been appointed as Senior Vice President and Group President, Diversified Products effective October 1, 2017. In this role, Mr. Page will assume primary responsibility for all activities of the Company’s Diversified Products segment. Mr. Page joined Wabash National in February 2017 as Vice President and General Manager, Final Mile and Distributed Services. Prior to Wabash National, he was Interim President of Truck Accessories Group, LLC from 2015 to 2016, and Vice President of Sales, Marketing and Business Development from 2012 to 2015. He served as President of Universal Trailer Cargo Group from 2008 to 2012. Mr. Page also had a long career at Utilimaster Corporation serving in various sales roles, including as Vice President of Sales and Marketing.

A copy of the Registrant’s press release announcing the above appointments is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

99.1       Wabash National Corporation Press Release dated September 29, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WABASH NATIONAL CORPORATION

Date: September 29, 2017	By:	/s/ Jeffery L. Taylor Jeffery L. Taylor Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Wabash National Corporation Press Release dated September 29, 2017